CODE NAVY - STATEMENTS OF INCOME (USD $)	1 Months Ended	3 Months Ended
	Jun. 30, 2014	Sep. 30, 2014
Expenses
General & administrative	$ 16,705	$ 608
Total expenses	21,705
Net loss	$ (21,705)	$ (608)
Basic and diluted loss per common share	$ 0.00	$ 0.00
Weighted average number of common shares outstanding	100,190,858	100,190,858